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Exhibit 4.2

CLASS A COMMON STOCK                                                                                              CLASS A COMMON STOCK

                                                                                                                     SEE REVERSE FOR CERTAIN DEFINITIONS

Schiff®
NUTRITION
INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.01 PAR
VALUE PER SHARE, OF

SCHIFF NUTRTION INTERNATIONAL, INC.

(the “Corporation”) transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the said Corporation has     [CORPORATE]     caused this Certificate to be endorsed by
the facsimile signatures of its duly authorized                [SEAL]             officers and to be sealed with the
facsimile seal of the Corporation.                      [1996 DELAWARE]

Dated:

[Signature]                                                                                                                                   [Signature]
SECRETARY                                                                                                                             CHAIRMAN

SCHIFF NUTRITION INTERNATIONAL, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-           as tenants in common             UNIF GIFT MIN ACT- ______Custodian_________
TEN ENT-             as tenants by the entireties                                              (Cust)                   (Minor)
JT TEN-                 as joint tenants with                            under Uniform Gifts to Minors Act
                                           right of survivorship and                    ____________________________________
                                           not as tenants in common                                               (State)
 UNIF TRF MIN ACT-_____Custodian (until age__)
                                                                                                                             (Cust)
__________under Uniform Transfers
     (Minor)
to Minors Act _______________________
                                                                                                                             (State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________hereby sell assign and transfer(s) unto
______________________________________________________________________________________

      PLEASE INSERT SOCIAL SECURITY OR
 OTHER IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________

______________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________________

______________________________________________________________________________________

__________________________________________________________________________ Shares of
the Class A Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ______________                   X _______________________________________________________
X _______________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT OR ANY
CHANGE WHATSOEVER.
SIGNATURE(S) GUARANTEED:

By ___________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.